Exhibit 10.2

APPENDIX NO 1 TO THE MOU SIGNED ON [29th] AUGUST 2023

between

DALRADA CORPORATION (USA) and/or DALRADA TECHNOLOGY SPAIN, S.L.

and

CROWN GLORY HOLDING

1

THIS AGREEMENT is made the 29th August 2023

BETWEEN:

(1)	DALRADA CORPORATION (USA) and/or DALRADA TECHNOLOGY SPAIN, S.L., a company incorporated in Spain, having its principal office at C/ Parroquia de Cortinan Nave F-14 - Poligono Industrial Bergondo 15165, Bergondo (A Coruna), Spain, with VAT number B13847777 (the “Supplier”); and

(2)	CROWN GLORY HOLDING, a company incorporated in the Morocco with Tax ID number 50554437 and whose registered office is at 8, Avenue Mohamed Zerktouni 30 000, FES, Morocco (the “Distributor”);

WHEREAS

(A)	On August [8th], 2023, the Supplier and the Distributor signed a Memorandum of Understanding for the distribution of certain products (the “MOU”).

(B)	Parties have agreed upon an amendment of some specific terms of the MOU, and therefore.

IT IS AGREED:

A.	Current clause 2 of the MOU (“EFFECTIVENESS AND CONDITION”) shall be redrafted to read as follows,

“2. EFFECTIVENESS AND CONDITION

	2.1	This MOU shall be effective from its execution, and unless extended by written agreement of the parties, shall be terminated upon the earlier to occur of one of the following events:

		a)	The execution of the Main Agreement.

		b)	Twelve (12) months from the effective date of this MOU, and after which the following years are committed, unless written termination request is made at end of 12 months.

	2.2	As a Condition for the effectiveness and binding effect of this MOU to be maintained throughout the period expressed in paragraph 2.1, Distributor shall within the first fifty (50) days after execution of the MOU:

		a)	Crown Glory Holdings will identify four to five buildings, that will require a climate technology heat pump, they will release an initial PO to cover the required Qty for identified buildings.

		b)	Deposit of 50% of the unit cost will be released with order.

	2.3	After units have been installed, and performance has been tested, Distributor will release further orders for product.

	2.4	Were the Condition set out in paragraph 2.2 not be met within the established time, MOU shall cease to be in force immediately and without the need to further notification from the Supplier.”

B.	There are no additional changes to the MOU dated [8th] August, 2023.

C.	This APPENDIX NO 1 is to take immediate effect upon signing, without affecting the remaining Clauses of MOU.

2

IN WITNESS of which this Agreement has been executed by the parties on the date which appears at the start of this Agreement.

3